UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR S

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-06142

THE JAPAN EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Address of principal executive offices) (Zip code)

c/o Daiwa Securities Trust Company

One Evertrust Plaza, 9th Floor

Jersey City, New Jersey 07302-3051

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 915-3054

DATE OF FISCAL YEAR END: October 31

DATE OF REPORTING PERIOD: April 30, 2007

The Japan Equity Fund, Inc.

Item 2. Report to Stockholders.

General Information (unaudited)

The Fund

The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange (“TSE”). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund’s Investment Manager. Daiwa SB Investments Ltd. is the Fund’s Investment Adviser. The Fund implements an “active” portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

Shareholder Information

The Fund’s shares are listed on the New York Stock Exchange (“NYSE”). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund’s NYSE trading symbol is “JEQ”. Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s, and also appears in many other newspapers. The Fund’s daily NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund’s website includes a monthly market review, a list of the Fund’s top ten industries and holdings, its proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the “Plan Agent”) at the number noted below. All written inquiries should be directed to The Japan Equity Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s Investment Manager to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling collect (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Investment Manager votes these proxies is now available by calling the same number and the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12-month period ended June 30, 2006.

The Japan Equity Fund, Inc.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission’s website at www.sec.gov and the Fund’s web site at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (201) 915-3054.

Certifications

The Fund’s chief executive officer has certified to the NYSE that, as of June 1, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission for the period of this report.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available on the Fund’s web site at www.daiwast.com and from the Plan Agent by calling (866) 669-9904 or by writing The Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

The Japan Equity Fund, Inc.

Shareholder Letter (unaudited)

May 17, 2007

Dear Shareholders:

It is our pleasure on behalf of the Board of Directors to present the Semi-Annual Report for The Japan Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2007.

Table 1. Net asset value (“NAV”) performance in comparison with the benchmark (TOPIX), U.S. Dollar (“USD”) base

Latest 6 Months (Nov 06 – April 07) %
JEQ (NAV)	2.17
TOPIX	3.32
Difference	–1.15

Table 2. Performance in comparison with the benchmark, Japanese Yen (“JPY”) base

Latest 6 Months (Nov 06 – April 07) %
JEQ (Equity only)	4.80
TOPIX	5.85
Difference	–1.05

Comment

•

During the period from November 2006 to April 2007, the net asset value of the Fund increased 2.17% in USD terms. Over the same period, the benchmark TOPIX index advanced 3.32% in USD terms and, as a result, the Fund underperformed the benchmark by 1.15%.

•	In JPY terms, the performance of the equity portion of the portfolio (excluding expenses and the cash position effect) was 4.80%, while the TOPIX index was up 5.85% in JPY terms.
•	Relative to the TOPIX index, the sector selection effect on the Fund’s portfolio was +0.01%, while the stock selection effect was –1.07% (see Table 3).
•

As illustrated in Table 4, the sector selection effect on the Fund’s portfolio was essentially flat, as the positive contributions made by the Fund’s overweight position in machinery stocks and underweight in banks were, for the most part, offset by the negative contributions derived from the Fund’s underweighting in both the food and other products industries. There was also a sizable negative stock selection effect within the electrical appliances, wholesale trade, construction and metal product sectors.

The Japan Equity Fund, Inc.

•

During the period, major negative contributors included Fujitsu in the electrical appliances sector and NHK Spring among metal products stocks. Fujitsu’s stock price dropped, as its semiconductor and hard disk businesses have suffered significantly due to intensified industry competition. NHK Spring shares also remained weak, as a result of both changes to their product mix, and union and re-tooling issues at the company’s U.S. auto parts subsidiary. Among benchmark stocks, the Fund’s portfolio did not hold any shares of Nintendo (other products), Mitsubishi Estate (real estate) or Mitsui & Co. (wholesale & trade), which had a negative impact on the performance of the Fund during the period.

Table 3. Attribution Analysis Summary, JPY base

Latest 6 Months (Nov 06 – April 07) %
JEQ (Equity only)	4.80
TOPIX	5.85
Difference	–1.05
Breakdown
Sector Selection	0.01
Stock Selection	–1.07
Others	0.01
Total	–1.05

Table 4. Sector & Stock Selection Effects, Sector by Sector

	Portfolio Position %	Market Weight %	Portfolio Return %	Benchmark Return %	Sector Allocation Effect %	Stock Selection Effect %
TOPIX Industry
Fishery, Agriculture & Forestry	0.00	0.09	0.00	12.54	–0.01	0.00
Mining	0.00	0.27	0.00	8.56	–0.01	0.00
Construction	2.55	1.95	–10.09	1.62	–0.05	–0.32
Foods	0.49	2.70	13.27	14.19	–0.17	0.01
Textiles & Apparel	1.60	1.06	–5.61	4.03	0.00	–0.12
Pulp & Paper	0.20	0.34	0.72	–2.35	0.01	0.01
Chemicals	4.62	5.24	0.68	4.79	0.01	–0.13
Pharmaceutical	4.62	4.37	7.34	4.94	–0.02	0.11
Oil & Coal Products	0.20	0.75	1.23	9.81	–0.08	0.01
Rubber Products	1.20	0.57	0.24	3.75	–0.03	–0.04
Glass & Ceramics Product	0.83	1.17	–1.90	18.19	–0.04	–0.24
Iron & Steel	3.13	3.11	54.55	41.95	–0.03	0.23
Nonferrous Metals	1.98	1.29	3.41	8.43	0.03	–0.11
Metal Products	1.27	0.61	–15.91	7.20	0.01	–0.32
Machinery	6.16	4.08	32.01	19.31	0.28	0.68
Electrical Appliances	13.93	13.93	2.14	8.96	–0.04	–0.95
Transport Equipment	12.66	9.97	3.10	3.10	0.01	0.02
Precision Instruments	2.03	1.29	15.67	–1.19	–0.04	0.22
Other Products	0.85	1.83	14.72	21.10	–0.19	–0.03
Wholesale Trade	3.47	3.98	9.58	16.67	–0.01	–0.34
Retail Trade	2.84	3.39	–11.10	–6.30	0.09	–0.13
Banks	11.15	12.83	–12.91	–13.12	0.35	0.05
Other Financing Business	2.50	1.78	–5.96	–8.72	–0.10	0.07
Securities & Commodity Futures	2.17	2.23	13.41	10.26	0.01	0.05
Insurance	2.62	2.57	3.27	–0.94	–0.04	0.10
Real Estate	2.95	3.01	14.20	18.21	0.01	–0.09

The Japan Equity Fund, Inc.

	Portfolio Position %	Market Weight %	Portfolio Return %	Benchmark Return %	Sector Allocation Effect %	Stock Selection Effect %
TOPIX Industry
Land Transportation	2.92	3.18	16.65	7.87	0.05	0.27
Marine Transportation	0.72	0.68	39.74	50.31	0.01	–0.05
Air Transportation	0.00	0.37	0.00	3.95	0.01	0.00
Warehouse & Harbor Trans	0.00	0.23	0.00	14.70	–0.02	0.00
Info & Communication	5.89	5.21	4.20	7.32	0.02	–0.17
Electric Power & Gas	3.25	4.58	18.94	15.57	–0.02	0.11
Services	1.20	1.34	–0.10	–1.33	–0.01	0.02
	100.00	100.00	4.80	5.85	0.01	–1.07

Market Review (November 2006 – April 2007)

In Japanese yen terms, the TOPIX index advanced 5.85% during the six-month period from November 2006 to April 2007. The Tokyo equity market rallied from the end of November until February, eclipsing a 15-year high amid optimistic global economic expectations as well as an expansion of reorganization activity fueled to some extent by excess liquidity. However, the market has undergone a correction since late February, and has remained volatile throughout the months of March and April.

Following the February correction, the global equity markets have recouped most of their losses and many markets have once again reached historical highs. The major drivers of these recent gains are not altogether different from those that led the market prior to the correction, namely a resilient global economy and resurgent corporate reorganization activity. The global economy remains robust, driven largely by Europe and Asia, which have been partially supported by the growth of emerging countries within each region. Mergers and acquisitions (“M&A”) transactions and other reorganization activities have remained active, as corporations have been eager to improve returns by repositioning themselves, while plenty of liquidity exists in the financial markets. The U.S. stock markets have rebounded in tandem with other world markets, as many large U.S. corporations have benefited from the global economic expansion. However, the outlook for the domestic U.S. economy remains in check, as U.S. consumers may be hit by such issues as subprime mortgage problems and higher energy prices going forward. Compared to its global counterparts, the recovery of the Tokyo market has thus far been rather disappointing, due in large part to concerns over the excessively conservative profit guidance released by Japanese corporations.

For the reasons we describe below, we expect the Japanese markets to gradually catch up to their overseas counterparts late this year, as corporate profit outlooks will remain strong despite the fact that the market is expected to move sideways, for the most part, during the earnings announcement season which will continue until June.

(1)	The global economic outlook is less influenced by the U.S. economy

It has become increasingly apparent that we will have to deal with both sluggish economic growth (of 1.5% to 2.5%) and low single-digit profit growth in the United States during 2007. However, the economic outlook for the rest of the world, including Asia, Europe and other emerging market countries, remains more upbeat, effectively offsetting the United States weakness. While in the past it was said that, “when the U.S. sneezes, other countries catch a cold”, these days are clearly over in Asia and Europe.

The Japan Equity Fund, Inc.

(2)	More balanced Japanese economic growth

In contrast to the United States, the Japanese economic recovery has been driven by increased corporate exports and capital expenditures, against a backdrop of robust global economic growth led by the Brazil, Russia, India and China (“BRIC”) markets. Based on recent household surveys, consumption began to pick up in the first quarter of 2007, supported by an improved employment outlook, including a shift from temporary to full-time workers. As many baby boomers begin to retire over the next few years, Japanese companies will be able to absorb the costs of wage increases which will be required to either keep existing employees or attract younger employees, without increasing total labor costs. In possession of newfound time and money, retirees could subsequently increase discretionary spending on travel and hobbies, among other things; however, we believe that the majority of retirement funds will either be saved or invested in investment trusts and other vehicles in order to supplement pension income. The impact of increased domestic consumption on the Japanese economic recovery will insulate the economy, decreasing its vulnerability to external economic conditions and, therefore, we expect growth of around 2% for the year ending March 2008.

(3)	End of asset deflation

For the first time in 16 years, Japanese land prices rose in 2006. Double digit gains in land prices were recorded in metropolitan areas, as the global property boom permeated Japan’s larger cities via real estate investment trusts. The price of land in Japan is currently based on cash flow estimates, not on the hope of ever increasing land prices as was the case in the 1980’s. Despite the precautions taken by the Bank of Japan and other monetary authorities to monitor real estate loans, we do not expect a negative impact from bad real estate loans on banks’ balance sheets.

(4)	No inflation and low interest rates

We expect that the Bank of Japan will raise interest rates another 25 basis points, to 0.75%, by the end of this year, and an additional 25 basis point hike, to 1.0%, by the end of March 2008. Declining unit labor costs will keep inflation low and, despite our expectations of modest wage increases for younger workers, total labor costs should either remain flat or decline due to retiring baby boomers.

(5)	Undervalued yen to continue

The value of foreign currency-denominated financial assets held by Japanese individuals reached ¥40 trillion as of December 31, 2006 (accounting for 2.7% of the ¥1,500 trillion worth of total household financial assets), twice as much as the ¥20 trillion recorded at the end of September 2003. In addition to yen carry trades, the outflows of individuals’ money through higher yielding investment trusts (which invest primarily in foreign securities) will keep the appreciation of the yen in check.

(6)	Conservative management guidance is a major risk factor

Given the uncertain U.S. economic outlook and volatile yen exchange rates, Japanese corporate management will be conservative with their earnings forecast guidance (which will be released together with annual business results). Also, a fiscal year 2007 tax reform to revamp Japan’s depreciation rules is expected to have a negative affect on corporate accounting figures, and could reduce operating profit growth by 3% to 4%, while cash flows from operations should increase, reflecting the lower tax rates. Based on management guidance, profit growth for the year ending March 2008 will likely be flat or, possibly, a low single digit number. In our view, this is a major reason why the Tokyo market will fail to break the highs achieved at the end of February going forward.

Outlook

The Tokyo equity market has a tendency to lag behind the New York and most other world markets. This was the case in the second half of last year due to the strong influence of international investors. However, we expect to see a few catch-up rallies once the earnings announcement season is completed and, as long as the Tokyo market is perceived as a cyclical play within the world economy, the improved global economic outlook stemming from reduced fears of a U.S. recession, the continued European economic recovery and the sustained economic growth of the BRIC countries will provide the fundamental catalysts for these rallies.

The Japan Equity Fund, Inc.

Regarding sector strategy, we will maintain our overweight positions in the machinery and automobile sectors at the expense of our underweights in both personal consumption and public utilities stocks. Specifically within the personal consumption sector, we have increased our exposure to domestic consumption-related stocks, such as retailers, due to the possibility of a consumption recovery in Japan. We have trimmed our holdings of those automobile stocks that generate the majority of their earnings from the U.S. market. We believe that stock selection, rather than sector rotation, will continue to provide alpha going forward, and we intend to invest in stocks that meet the following criteria:

(i)	Positive earnings growth momentum in 2007 and 2008 – with our bottom-up research activity, we believe that we can identify companies whose earnings power is not fully reflected in their stock price.
(ii)

Potential candidates for M&A or other types of reorganization – these stocks tend to have attractive valuations based on either assets or earnings, as their enterprise values are not maximized for a variety of reasons.

Fund Performance

During the six months ended April 30, 2007, the Fund’s market price on the New York Stock Exchange (“NYSE”) ranged from a low of $7.53 per share on November 20, 2006 to a high of $9.10 on February 23, 2007. The Fund’s NYSE market price closed at $8.66 per share on April 30, 2007.

The NYSE market price in relation to the Fund’s net asset value per share during the six months ended April 30, 2007, ranged from a high discount of 8.06% on February 27, 2007 to a high premium of 0.46% on April 25, 2007, and ended the period at a discount of 0.69%.

The Fund has not invested in derivative securities. Although foreign currency hedging is permitted, the Fund has not engaged in any foreign currency hedging.

Portfolio Management

Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. (“DSBI”) for all North American clients. A senior member of the Investment Policy Committee (IPC) of DSBI, Mr. Ogawa has 31 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in Law in 1972.

Mr. Naoto Nagai, CFA is a Senior Portfolio Manager with a total of 10 years of experience in the Japanese and global equity markets. Prior to joining Daiwa SB Investments in 2006, he was a fund manager and research analyst at Resona Trust Company Japan. In 1996 he earned an MBA from the University of Rochester and in 1991 he graduated from the University of Osaka Prefecture with a B.S. in Chemistry. He assumed the day-to-day portfolio management responsibility for the Fund effective October 18, 2006.

We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

HIROSHI KIMURA	HIDEO TANAKA
Chairman of the Board President	President

The Japan Equity Fund, Inc.

Portfolio of Investments

April 30, 2007 (unaudited)

COMMON STOCKS—98.74%

Shares		Value
Banks—9.95%
110,000	Fukuoka Financial Group, Inc.	$ 837,307
432	Mitsubishi UFJ Financial Group, Inc.	4,516,939
615	Mizuho Financial Group, Inc.	3,724,467
140,000	The Bank of Yokohama, Ltd.	1,034,044
245,000	The Sumitomo Trust & Banking Co., Ltd.	2,414,136
		12,526,893
Chemicals—5.56%
199,000	Asahi Kasei Corp.	1,414,889
160,000	Daicei Chemical Industries Ltd.	1,086,742
30,000	Hitachi Chemical Co., Ltd.	663,739
150,000	Nippon Paint Co., Ltd.	882,058
26,000	Shin-Etsu Chemical Co., Ltd.	1,689,837
125,000	Toyo Ink Manufacturing Co., Ltd.	489,335
240,000	Ube Industries, Ltd.	768,883
		6,995,483
Commerce—0.70%
45,000	Canon Marketing Japan Inc.	878,921
Communication—3.56%
80	KDDI Corp.	631,033
490	NTT Corp.	2,442,827
600	NTT DoCoMo, Inc.	1,028,858
6,400	Obic Business Consultants Co., Ltd.	377,415
		4,480,133
Construction—2.06%
67,000	Daiwa House Industry Co., Ltd.	1,058,101
210,000	Haseko Corp.*	700,878
80,000	Sumitomo Forestry Co., Ltd.	831,786
		2,590,765
Electric Appliances—13.92%
49,000	Canon Inc.	2,766,625
16,700	Fanuc Ltd.	1,645,554
262,000	Fujitsu Ltd.	1,656,813
34,000	Hamamatsu Photonics K.K.	986,867
21,000	Kyocera Corp.	2,049,937
108,000	Matsushita Electric Industrial Co., Ltd.	2,100,376
115,000	Mitsubishi Electric Corp.	1,122,585
45,200	Omron Corp.	1,221,213
43,000	Sony Corp.	2,309,159
27,000	Star Micronics Co., Ltd.	657,215
10,500	Tokyo Electron Ltd.	734,254
110	Wacom Co., Ltd.	271,435
		17,522,033

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

April 30, 2007 (unaudited)

COMMON STOCKS (continued)

Shares		Value
Electric Power & Gas—2.93%
14,500	Kansai Electric Power Co., Inc.	$ 407,528
32,000	Kyushu Electric Power Co., Inc.	904,726
28,000	Tohoku Electric Power Co., Inc.	671,016
51,000	Tokyo Electric Power Co., Inc.	1,697,867
		3,681,137
Electronics—0.69%
20,300	Elpida Memory, Inc.*	865,998
Foods—0.65%
76,000	Nisshin Seifun Group Inc.	822,618
Glass & Ceramic Products—0.89%
63,000	NGK Spark Plug Co., Ltd.	1,119,824
Insurance—2.02%
190,000	Aioi Insurance Co., Ltd.	1,292,095
100,000	Mitsui Sumitomo Insurance Co., Ltd.	1,248,850
		2,540,945

28,500	JFE Holdings, Inc.
380,000	Nippon Steel Corp.	2,466,583
200,000	Sumitomo Metal Industries, Ltd.	1,023,839
		5,068,590
Land Transportation—3.05%
335	East Japan Railway Co.	2,726,516
152,000	Tokyu Corp.	1,112,505
		3,839,021
Machinery—7.19%
73,000	JTEKT Corp.	1,370,849
95,000	Komatsu Ltd.	2,276,663
40,000	Makita Corp.	1,529,067
545,000	Mitsubishi Heavy Industries Ltd.	3,382,601
20,000	THK Co., Ltd.	491,008
		9,050,188
Marine Transportation—0.81%
93,000	Kawasaki Kisen Kaisha, Ltd..	1,017,516
Metal Products—1.20%
120,000	NHK Spring Co., Ltd.	1,037,892
17,000	Rinnai Corp.	470,682
		1,508,574
Non-Ferrous Metals—1.55%
137,000	Sumitomo Electric Industries, Ltd.	1,951,577
Oil & Coal Products—0.44%
4,200	Idemitsu Kosan Co., Ltd.	550,163

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

April 30, 2007 (unaudited)

COMMON STOCKS (continued)

Shares		Value
Other Financing Business—2.17%
55,500	Hitachi Capital Corp.	$ 933,124
6,700	Orix Corp.	1,801,798
		2,734,922
Other Products—0.80%
62,000	Namco Bandai Holdings Inc.	1,011,811
Pharmaceutical—3.72%
20,000	Ono Pharmaceuticals Co., Ltd.	1,110,832
64,000	Rohto Pharmaceutical Co., Ltd.	712,539
44,000	Takeda Pharmaceutical Co., Ltd.	2,863,404
		4,686,775
Precision Instruments—1.03%
32,000	Terumo Corp.	1,298,202
Real Estate—3.30%
20,000	Atrium Co., Ltd.	547,051
65,000	Mitsui Fudosan Co., Ltd.	1,913,844
120,000	Tokyo Tatemono Co., Ltd.	1,694,354
		4,155,249
Retail Trade—3.42%
32,000	Nishimatsuya Chain Co., Ltd.	578,168
12,800	Nitori Co., Ltd.	614,571
70,000	Seven & I Holdings Co., Ltd.	2,025,931
12,500	Shimachu Co., Ltd.	340,862
28,500	Xebio Co., Ltd.	741,405
		4,300,937
Rubber Products — 1.20%
74,000	Bridgestone Corp.	1,507,236
Securities — 1.97%
128,000	Nomura Holdings Inc.	2,478,628
Services — 3.71%
440	Dentsu Inc.	1,255,040
55,000	Nomura Research Institute, Ltd.	1,481,389
19,000	Secom Co., Ltd.	861,397
190	Tempstaff Co., Ltd.	274,948
40,500	Toho Co., Ltd.	797,8004
		4,670,578
Textile & Apparel — 1.24%
226,000	Toray Industries Inc.	1,561,489

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

April 30, 2007 (unaudited)

COMMON STOCKS (continued)

Shares		Value
Transportation Equipment — 11.17%
30,000	Aisin Seiki Co., Ltd.	$ 993,727
58,000	Deso Corp.	2,061,899
41,000	Honda Motor Co., Ltd.	1,416,395
380,000	Kawasaki Heavy Industries, Ltd.	1,528,900
16,000	Shimano Inc.	527,311
123,000	Toyota Motor Corp.	7,531,242
		14,059,474
Wholesale Trade — 3.81%
12,000	Autobacs Seven Co., Ltd.	417,566
35,000	Hitachi High-Technologies Corp.	913,425
81,000	Mitsubishi Corp.	1,737,892
100,000	Sumitomo Corp.	1,727,311
		4,796,194
Total Common Stocks (Cost-$104,604,073)		124,271,874

See accompanying notes to financial statements

The Japan Equity Fund, Inc.

Portfolio of Investments (concluded)

April 30, 2007 (unaudited)

SHORT-TERM INVESTMENTS — 0.12%

Principal Amount (000)		Value
U.S. DOLLAR TIME DEPOSIT — 0.12%
$157	Bank of New York Time Deposit, 0.05%, due 5/1/07 (Cost-%$156,937)	$ 156,937
Total Investments — 98.86% (Cost — $104,761,010)		124,428,811
Other assets less liabilities — 1.14%		1,432,566
NET ASSETS (Applicable to 14,431,605 shares of capital stock outstanding; equivalent to %8.72 per share) 100%		$ 125,861,377

*	Non-income producing securities.

The Japan Equity Fund, Inc.

EQUITY CLASSIFICATION HELD

April 30, 2007 (unaudited)

Industry	Percent of Net Assets
Electric Appliances	13.92%
Transportation Equipment	11.17
Banks	9.95
Machinery	7.19
Chemicals	5.56
Iron & Steel	4.03
Wholesale Trade	3.81
Pharmaceutical	3.72
Services	3.71
Communication	3.56
Retail Trade	3.42
Real Estate	3.30
Land Transportation	3.05
Electric Power & Gas	2.93
Other Financing Business	2.17
Construction	2.06
Insurance	2.02
Securities	1.97
Non-Ferrous Metals	1.55
Textile & Apparel	1.24
Rubber Products	1.20
Metal Products	1.20
Precision Instruments	1.03
Glass & Ceramic Products	0.89
Marine Transportation	0.81
Other Products	0.80
Commerce	0.70
Electronics	0.69
Foods	0.65
Oil & Coal Products	0.44

The Japan Equity Fund, Inc.

TEN LARGEST EQUITY POSITIONS HELD

April 30, 2007 (unaudited)

Issue	Percent of Percent of Net Assets
Toyota Motor Corp.	5.98%
Mitsubishi UFJ Financial Group, Inc.	3.59
Mizuho Financial Group, Inc.	2.96
Mitsubishi Heavy Industries Ltd.	2.69
Takeda Pharmaceutical Co., Ltd.	2.27
Canon Inc.	2.20
East Japan Railway Co.	2.17
Nomura Holdings Inc.	1.97
Nippon Steel Corp.	1.96
NTT Corp.	1.94

The Japan Equity Fund, Inc.

Statement of Assets and Liabilities

April 30, 2007 (unaudited)

Assets
Investment in securities, at value (cost—$104,761,010)	$ 124,428,811
Cash denominated in foreign currency (cost—$866,132)	862,430
Receivable for securities sold	685,810
Interest and dividends receivable	701,518
Prepaid expenses and other assets	50,177
Total assets	126,728,746
Liabilities
Payable for securities purchased	668,804
Payable for management fees	13,004
Payable for advisory fees	19,507
Payable to other affiliates	29,531
Accrued expenses and other liabilities	136,523
Total liabilities	867,369
Net Assets
Capital stock, $0.01 par value per share; total 30,000,000 shares authorized; 14,431,605 shares issued and outstanding	144,317
Paid-in capital in excess of par value	125,614,429
Accumulated net investment loss	(720,941)
Accumulated net realized loss on investments	(18,833,531)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currency	19,657,103
Net assets applicable to shares outstanding	$ 125,861,377
Net Asset Value Per Share	$ 8.72

See accompanying notes to financial statements

The Japan Equity Fund, Inc.

Statement of Operations

For the Six Months Ended April 30, 2007 (unaudited)

Investment income:
Dividends (net of withholding taxes of $59,942)	$ 796,377
Interest	45
Total investment income	796,422
Expenses:
Investment management and advisory fee	195,617
Administration fee and expenses	137,528
Custodian fees and expenses	80,514
Audit and tax services	42,151
Reports and notices to shareholders	31,737
Legal fees and expenses	24,795
Directors’ fees and expenses	22,117
Insurance expense	20,292
Transfer agency fee and expenses	4,433
Other	28,278
Total expenses	587,462
Net investment income	208,960
Realized and unrealized gains from investment activities and foreign currency transactions:
Net realized gains on investments	6,167,603
Net realized foreign currency transaction losses	(23,277)
Net change in unrealized appreciation (depreciation) on investments in equity securities	(3,049,730)
Net change in unrealized appreciation (depreciation) on short-term investments and
other assets and liabilities denominated in foreign currency	(7,386)
Net realized and unrealized gains from investment activities and foreign
currency transactions	3,087,210
Net increase in net assets resulting from operations	$3,296,170

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2007 (unaudited)	For the Year Ended October 31, 2006
Increase (decrease) in net assets from operations:
Net investment income	$208,960	$150,842
Net realized gain (loss) on:
Investments	6,167,603	11,830,566
Foreign currency transactions	(23,277)	(12,971)
Net change in unrealized appreciation (depreciation) on:
Investments in equity securities	(3,049,730)	184,658
Translation of short-term investments and other assets and liabilities
denominated in foreign currency	(7,386)	27,895
Net increase in net assets resulting from operations	3,296,170	12,180,990
Dividends and distributions to shareholders from:
Net investment income	(1,297,949)	(813,340)
From capital stock transactions:
Sale of capital stock resulting from:
Reinvestment of dividends	84,221	5,890
Net increase in net assets	2,082,442	11,373,540
Net assets:
Beginning of period	123,778,935	112,405,395
End of period (including undistributed net investment income of $0 and
$368,048, respectively)	$125,861,377	$123,778,935

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

The Japan Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on July 12, 1990 under its former name “The Japan Emerging Equity Fund, Inc.” and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

Valuation of Investments—Securities which are listed on the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the “Board”) may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

Foreign Currency Translation—The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

Tax Status—The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 7% on interest and dividends, paid to the Fund by Japanese corporations.

Investment Transactions and Investment Income—Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders—The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

New Accounting Pronouncement—In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund’s net assets and results of operations.

Investment Manager and Investment Adviser

The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the “Manager”). Daiwa SB Investments Ltd. (“DSBI” or the “Adviser”), an affiliate of the Manager, acts as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund’s average weekly net assets, of which fee 60% is paid by the Manager to DSBI. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the six months ended April 30, 2007, no out-of-pocket expenses were paid to the Manager or Adviser.

At April 30, 2007, the Fund owed $32,511 to the Manager.

Administrator and Custodian and Other Related Parties

Daiwa Securities Trust Company (“DSTC”), an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund’s average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. For the six months ended April 30, 2007, expenses of $11,761 were paid or accrued to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund’s Board.

The Board of Directors of the Fund has also approved the payment of the administrative compliance expense for the Fund in the amount of $46,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund’s compliance management system and the Fund’s compliance review program. This amount is included in the administration fee in the Fund’s Statement of Operations.

DSTC also acts as custodian for the Fund’s assets and has appointed Sumitomo Mitsui Banking Corporation (the “Sub-Custodian”), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the six months ended April 30, 2007, DSTC and the Sub-Custodian earned $32,682 and $47,832, respectively, as compensation for custodial service to the Fund.

At April 30, 2007, the Fund owed $17,078, $3,833 and $5,394 to DSTC for administration, compliance and custodian fees, respectively, excluding fees and expenses of $3,989 payable to the Sub-Custodian.

During the six months ended April 30, 2007, the Fund paid or accrued $24,795 for legal services in connection with the Fund’s on-going operations to a law firm of which the Fund’s Assistant Secretary is a partner.

The Japan Equity Fund, Inc.

Notes to Financial Statements (concluded)

Investments in Securities and Federal Income Tax Matters

For federal income tax purposes, the cost of securities owned at April 30, 2007 was $105,502,697. At April 30, 2007, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $18,769,177 was composed of gross appreciation of $21,686,745 for those investments having an excess of value over cost, and gross depreciation of $2,917,568 for those investments having an excess of cost over value. For the six months ended April 30, 2007, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $55,046,094 and $55,848,834, respectively.

At October 31, 2006, the Fund had a remaining capital loss carryover of $24,963,364, of which $6,225,150 expires in the year 2009, $13,474,882 expires in the year 2010 and $5,263,332 expires in the year 2011 available to offset future net capital gains.

Capital Stock

There are 30,000,000 shares of $.01 par value common stock authorized. During the six months ended April 30, 2007, 9,956 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends. Of the 14,431,605 shares of the Fund outstanding at April 30, 2007, Daiwa Securities America Inc., an affiliate of the Manager, Adviser and DSTC, owned 14,634 shares.

The Japan Equity Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding during each period is presented below:

	For the Six Months Ended April 30, 2007	For the Years Ended October 31,
	(unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of period	$ 8.58	$ 7.79	$ 6.24	$ 6.00	$ 4.54	$ 5.59
Net investment income (loss)	0.02	0.01	—*	—*	(0.02)	(0.04)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	0.21	0.83	1.55	0.39	1.48	(1.01)
Net increase (decrease) in net asset value resulting from operations	0.23	0.84	1.55	0.39	1.46	(1.05)
Less: dividends and distributions to shareholders
Net investment income	(0.09)	(0.05)	—	—	—	—
Dilutive effect of rights offering	—	—	—	(0.12)	—	—
Offering costs charged to paid-in capital in excess of par value	—	—	—	(0.03)	—	—
Net asset value, end of period	$ 8.72	$ 8.58	$ 7.79	$ 6.24	$ 6.00	$ 4.54
Per share market value, end of period	$ 8.66	$ 8.14	$ 8.51	$ 6.08	$ 7.16	$ 4.15
Total investment return:
Based on market price at beginning and end of period, assuming reinvestment of dividends†	7.52%	(3.68)%	39.97%	(11.70)%	72.53%	(16.83)%
Based on net asset value at beginning and end of period, assuming reinvestment of dividends†	2.71%	10.91%	24.84%	5.74%	32.16%	(18.78)%
Ratios and supplemental data:
Net assets, end of period (in millions)	$125.9	$123.8	$112.4	$ 90.0	$ 64.9	$ 49.1
Ratios to average net assets of:
Expenses	0.89%**	0.94%	1.07%	1.12%	1.50%	1.44%
Net investment income (loss)	0.33%**	0.12%	0.07%	(0.06)%	(0.48)%	(0.74)%
Portfolio turnover	43.83%	59.36%	72.35%	90.03%	84.00%	76.19%

†	For the year ended October 31, 2004, the total investment return includes the benefit of shares resulting from the exercise of rights.
*	Represents less than $0.005 per share.
**	Annualized.

The Japan Equity Fund, Inc.

Results of Annual Meeting of Stockholders (unaudited)

On June 4, 2007, the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the “Fund”) was held and the following matter was voted upon and passed.

Election of two Class II Directors to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2010.

	Number of Shares/Votes
Class I	Voted For	Proxy Authority Withheld
David G. Harmer	11,754,328	464,848
Oren G. Shaffer	11,740,132	479,044

In addition to the Directors re-elected at the Meeting, Austin C. Dowling, Martin J. Gruber and Hiroshi Kimura were the other members of the Board who continued to serve as Directors of the Fund.

An Important Notice Concerning Our Privacy Policy

This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms “we,” “our” and “us” refer to the Fund. The term “you” in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

•	Applications and other forms you submit to us.
•	Dealings and transactions with us or others.

We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

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BOARD OF DIRECTORS	Semi-Annual Report April 30, 2007
Hiroshi Kimura, Chairman Austin C. Dowling Martin J.L Gruber David G. Harmer Oren G. Shaffer
OFFICERS Hideo Tanaka President John J. O’Keefe Vice President and Treasurer Yuko Tatezawa Secretary Anthony Cambria Chief Compliance Officer Leonard B. Mackey, Jr. Assistant Secretary

ADDRESS OF THE FUND c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.
INVESTMENT ADVISER
Daiwa SB Investments Ltd.
ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices. This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The financial information included herein is taken from the records of the Fund without examination by the Independent Registered Public Accounting Firm which does not express an opinion thereon.

The Japan Equity
Fund, Inc.

c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.

Item 2. Code of Ethics.

Not applicable for this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for this semi-annual report.

Item 6. Schedule of Investments.

A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for this semi-annual report.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for this semi-annual report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers.

Not applicable for this semi-annual report.

(b)	Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Proxy Voting Guidelines for the registrant and its adviser.

Not applicable for this semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Japan Equity Fund, Inc.

By	\s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

Date: June 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

Date: June 19, 2007

By	\s\ Hiroshi Kimura

Hiroshi Kimura, Chairman

Date: June 19, 2007

EXHIBIT 12 (b)

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O’Keefe, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: June 19, 2007

\s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Hiroshi Kimura, certify that:

1.	I have reviewed this report on Form N-CSR of The Japan Equity Fund, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: June 19, 2007

By	\s\ Hiroshi Kimura

Hiroshi Kimura, Chairman

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Vice President & Treasurer of The Japan Equity Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended April 30, 2007 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: June 19, 2007

\s\ John J. O’Keefe

John J. O’Keefe, Vice President and Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

CERTIFICATION

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chairman of The Japan Equity Fund, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended April 30, 2007 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: June 19, 2007

\s\ Hiroshi Kimura

Hiroshi Kimura, Chairman

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.